UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2017

Hurco Companies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

0-9143	35-1150732
(Commission File Number)	(IRS Employer Identification No.)

One Technology Way
Indianapolis, Indiana	46268
(Address of Principal Executive Offices)	(Zip Code)

(317) 293-5309
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)       On May 3, 2017, the Audit Committee (the “Audit Committee”) of the Board of Directors of Hurco Companies, Inc. (the “Company”) dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective immediately. The decision to change accountants was made and approved by the Audit Committee.

The audit reports of EY on the Company’s consolidated financial statements for the Company’s fiscal years ended October 31, 2015 and 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended October 31, 2015 and 2016, and the subsequent interim period through May 3, 2017, there were no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreements in connection with EY’s reports on the Company’s financial statements.

During the Company’s fiscal years ended October 31, 2015 and 2016, and the subsequent interim period through May 3, 2017, there were no “reportable events” (as defined in Item 304(a)(v) of Regulation S-K).

The Company has provided EY with a copy of the foregoing disclosures. A letter from EY stating its agreement with such disclosures is attached as Exhibit 16.1 to this report.

(b)       On May 3, 2017, the Audit Committee approved the engagement of RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm, effective immediately. During the Company’s fiscal years ended October 31, 2015 and 2016, and the subsequent interim period through May 3, 2017, neither the Company nor anyone acting on its behalf consulted RSM with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP addressed to the Securities and Exchange Commission dated May 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2017

HURCO COMPANIES, INC.

By:	/s/ Sonja K. McClelland
Sonja K. McClelland,
Executive Vice President, Secretary, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP addressed to the Securities and Exchange Commission dated May 8, 2017.